                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          January 16, 1997
                                                           ---------------------

                          NORTHERN TRUST CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



        0-5965                                         36-2723087
----------------------------                 ---------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)



    Fifty South LaSalle Street, Chicago, Illinois               60675
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     (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code     (312) 630-6000
                                                            ----------------

Item 5.  Other Events

         1. On January 16, 1997, NTC Capital I, a Delaware statutory business trust (the "Trust"), issued $150,000,000 face amount of its Floating Rate Capital Securities, Series A (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-18951). The sole asset of the Trust is $154,640,000 in aggregate principal amount of the Floating Rate Junior Subordinated Debentures, Series A, of the registrant. In addition, pursuant to the Guarantee Agreement referred to below, the registrant has guaranteed the obligations of the Trust under the Capital Securities to the extent set forth in the Guarantee Agreement.

         2. The information contained in the registrant's January 21, 1997 press release, reporting on the registrant's earnings for the fourth quarter and full year of 1996, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

             Exhibit 1 Underwriting Agreement, dated January 9, 1997, by and between Northern Trust Corporation, NTC Capital
                             I, Goldman, Sachs & Co. and Salomon Brothers Inc, as Representatives of the Underwriters.

             Exhibit 4(a)    Junior Subordinated Indenture, dated as of January
                             1, 1997, between Northern Trust Corporation and The
                             First National Bank of Chicago, as Debenture
                             Trustee.

             Exhibit 4(h)    Amended and Restated Trust Agreement of NTC Capital
                             I, dated as of January 16, 1997, among Northern
                             Trust Corporation, as Depositor, The First National
                             Bank of Chicago, as Property Trustee, First Chicago
                             Delaware Inc., as Delaware Trustee, and the
                             Administrative Trustees named therein.

             Exhibit 4(j) Guarantee Agreement, dated as of January 16, 1997, relating to NTC Capital I, by and between Northern
                             Trust Corporation, as Guarantor, and The First
                             National Bank of Chicago, as Guarantee Trustee.

             Exhibit 99      January 21, 1997 Press Release.

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

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NORTHERN TRUST CORPORATION
                                       --------------------------
                                             (Registrant)


Dated:  January 22, 1997               By:  /s/ Perry R. Pero
                                            ---------------------
                                            Perry R. Pero
                                            Senior Executive Vice President
                                            and Chief Financial Officer


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

                                 EXHIBIT INDEX
                                 -------------


Number                        Description
------                        -----------

Exhibit 1 Underwriting Agreement, dated January 9, 1997, by and between Northern Trust Corporation, NTC Capital
                I, Goldman, Sachs & Co. and Salomon Brothers Inc, as Representatives of the Underwriters.

Exhibit 4(a)    Junior Subordinated Indenture, dated as of January
                1, 1997, between Northern Trust Corporation and The
                First National Bank of Chicago, as Debenture
                Trustee.

Exhibit 4(h)    Amended and Restated Trust Agreement of NTC Capital
                I, dated as of January 16, 1997, among Northern Trust
                Corporation, as Depositor, The First National Bank of
                Chicago, as Property Trustee, First Chicago Delaware
                Inc., as Delaware Trustee, and the Administrative
                Trustees named therein.

Exhibit 4(j) Guarantee Agreement, dated as of January 16, 1997, relating to NTC Capital I, by and between Northern
                Trust Corporation, as Guarantor, and The First
                National Bank of Chicago, as Guarantee Trustee.

Exhibit 99      January 21, 1997 Press Release.


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